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                                                                    EXHIBIT 99.4

                                                                          Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
Beginning of the Month Principal Receivables:                        $       2,775,718,774.20
Beginning of the Month Finance Charge Receivables:                   $         131,434,056.52
Beginning of the Month Discounted Receivables:                       $                   0.00
Beginning of the Month Total Receivables:                            $       2,907,152,830.72

Removed Principal Receivables:                                       $                   0.00
Removed Finance Charge Receivables:                                  $                   0.00
Removed Total Receivables:                                           $                   0.00

Additional Principal Receivables:                                    $         266,530,152.83
Additional Finance Charge Receivables:                               $           1,516,650.47
Additional Total Receivables:                                        $         268,046,803.30

Discounted Receivables Generated this Period:                        $                   0.00

End of the Month Principal Receivables:                              $       2,970,295,835.51
End of the Month Finance Charge Receivables:                         $         125,373,372.08
End of the Month Discounted Receivables:                             $                   0.00
End of the Month Total Receivables:                                  $       3,095,669,207.59

Special Funding Account Balance                                      $                   0.00
Aggregate Invested Amount (all Master Trust Series)                  $       2,330,000,000.00
End of the Month Transferor Amount                                   $         640,295,835.51
End of the Month Transferor Percentage                                                  21.56%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                            RECEIVABLES

      30-59 Days Delinquent                                          $          66,763,348.72
      60-89 Days Delinquent                                          $          45,265,862.71
      90+ Days Delinquent                                            $         100,255,491.32
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                                                                          Page 2

      Total 30+ Days Delinquent                                      $            212,284,702.75
      Delinquent Percentage                                                                 6.86%

Defaulted Accounts During the Month                                  $             21,296,810.22
Annualized Default Percentage                                                               9.21%

Principal Collections                                                             446,667,733.06
Principal Payment Rate                                                                     16.09%

Total Payment Rate                                                                         17.13%

INVESTED AMOUNTS

      Class A Initial Invested Amount                                $            322,000,000.00
      Class B Initial Invested Amount                                $             28,000,000.00

INITIAL INVESTED AMOUNT                                              $            350,000,000.00

      Class A Invested Amount                                        $            368,000,000.00
      Class B Invested Amount                                        $             32,000,000.00

INVESTED AMOUNT                                                      $            400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                             13.70%
PRINCIPAL ALLOCATION PERCENTAGE                                                            13.70%

MONTHLY SERVICING FEE                                                $                500,000.00

INVESTOR DEFAULT AMOUNT                                              $              2,918,387.09

CLASS A AVAILABLE FUNDS--

CLASS A FLOATING PERCENTAGE                                                                92.00%

      Class A Finance Charge Collections                             $              6,954,810.08
      Other Amounts                                                  $                      0.00

TOTAL CLASS A AVAILABLE FUNDS                                        $              6,954,810.08
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                                                                          Page 3

      Class A Monthly Interest                                       $              1,609,233.33
      Class A Servicing Fee                                          $                460,000.00
      Class A Investor Default Amount                                $              2,684,916.12

TOTAL CLASS A EXCESS SPREAD                                          $              2,200,660.63

REQUIRED AMOUNT                                                      $                      0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING PERCENTAGE                                                                 8.00%

      Class B Finance Charge Collections                             $                604,766.10
      Other Amounts                                                  $                      0.00

TOTAL CLASS B AVAILABLE FUNDS                                        $                604,766.10

      Class B Monthly Interest                                       $                143,266.67
      Class B Servicing Fee                                          $                 40,000.00

TOTAL CLASS B EXCESS SPREAD                                          $                421,499.43

EXCESS SPREAD --

TOTAL EXCESS SPREAD                                                  $              2,622,160.06

      Excess Spread Applied to Required Amount                       $                      0.00

      Excess Spread Applied to Class A Investor Charge Offs          $                      0.00

      Excess Spread Applied to Class B Interest, Servicing
      Fee and Default Amount                                         $                233,470.97

      Excess Spread Applied to Reductions of Class B
      Invested Amount                                                $                      0.00
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                                                                          Page 4

      Excess Spread Applied to Monthly Cash Collateral Fee           $              28,000.00

      Excess Spread Applied to Cash Collateral Account               $                   0.00

      Excess Spread Applied to other amounts owed Cash
      Collateral Depositor                                           $                   0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR GROUP I         $           2,360,689.09

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES IN
GROUP I                                                              $           9,072,177.56

SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO SERIES 1995-C         $                   0.00

      Excess Finance Charge Collections Applied to Required
      Amount                                                         $                   0.00

      Excess Finance Charge Collections Applied to Class A
      Investor Charge Offs                                           $                   0.00

      Excess Finance Charge Collections Applied to Class B
      Interest, Servicing Fee and Default Amounts                    $                   0.00

      Excess Finance Charge Collections Applied to
      Reductions of Class B Invested Amount                          $                   0.00

      Excess Finance Charge Collections Applied to Monthly
      Cash Collateral Fee                                            $                   0.00

      Excess Finance Charge Collections Applied to Cash
      Collateral Account                                             $                   0.00

      Excess Finance Charge Collections Applied to other
      amounts owed Cash Collateral Depositor                         $                   0.00

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                                                                          Page 5

YIELD AND BASE RATE --

      Base Rate (Current Month)                                                          6.76%
      Base Rate (Prior Month)                                                            7.17%
      Base Rate (Two Months Ago)                                                         7.20%

THREE MONTH AVERAGE BASE RATE                                                            7.04%

      Portfolio Yield (Current Month)                                                   13.92%
      Portfolio Yield (Prior Month)                                                     11.48%
      Portfolio Yield (Two Months Ago)                                                  11.42%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                     12.27%

PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                            92.00%

      Class A Principal Collections                                  $          56,603,642.66

CLASS B PRINCIPAL PERCENTAGE                                                             8.00%

      Class B Principal Collections                                  $           4,922,055.90

TOTAL PRINCIPAL COLLECTIONS                                          $          61,525,698.56

REALLOCATED PRINCIPAL COLLECTIONS                                    $
                                                                     $                   0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER SERIES             $                   0.00

CLASS A SCHEDULED AMORTIZATION --

      Controlled Amortization Amount                                 $                   0.00
      Deficit Controlled Amortization Amount                         $                   0.00

CONTROLLED DEPOSIT AMOUNT                                            $                   0.00

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                                                                          Page 6

CLASS B SCHEDULED AMORTIZATION --

      Controlled Accumulation Amount                                 $                      0.00
      Deficit Controlled Accumulation Amount                         $                      0.00

CONTROLLED DEPOSIT AMOUNT                                            $                      0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL SHARING          $             61,525,698.56

INVESTOR CHARGE OFFS --

CLASS A INVESTOR CHARGE OFFS                                         $                      0.00

CLASS B INVESTOR CHARGE OFFS                                         $                      0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                              $                      0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                              $                      0.00

CASH COLLATERAL ACCOUNT --

      Required Cash Collateral Amount                                $             52,000,000.00
      Available Cash Collateral Amount                               $             52,000,000.00

TOTAL DRAW AMOUNT                                                    $                      0.00
CASH COLLATERAL ACCOUNT SURPLUS                                      $                      0.00


                                                      First USA Bank, NA
                                                      as Servicer


                                                      By: /s/ Tracie H. Klein
                                                          ---------------------
                                                          Tracie H. Klein
                                                          First Vice President